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                             P R O S P E C T U S
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                               DATED MARCH 1, 2003
                           As Supplemented May 8, 2003



                                GRANUM VALUE FUND
                         A SERIES OF GRANUM SERIES TRUST

                                 ---------------


                              126 East 56th Street
                               Twenty-Fifth Floor
                            New York, New York 10022

This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read carefully and retained for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

                                 ---------------



                                TABLE OF CONTENTS
                                                                            Page
GOAL AND STRATEGY..............................................................1
MAIN RISKS.....................................................................1
PAST PERFORMANCE...............................................................3
FEES AND EXPENSES..............................................................4
FINANCIAL HIGHLIGHTS...........................................................5
COMPARATIVE PERFORMANCE INFORMATION............................................6
MORE ABOUT THE FUND'S INVESTMENT AND RELATED RISKS.............................8
MANAGEMENT OF THE FUND........................................................11
FUND EXPENSES.................................................................14
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................14
HOW TO BUY SHARES.............................................................15
HOW TO REDEEM SHARES..........................................................17
DISTRIBUTION PLAN.............................................................18
FUND PERFORMANCE INFORMATION..................................................19
GENERAL INFORMATION...........................................................19



No Dealer, Sales Representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the distributors. This Prospectus does not constitute an offer by the Trust or by the distributors to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.



                                GOAL AND STRATEGY

Goal and Types of Investments

     The investment objective of the Fund is capital appreciation. In pursuing this objective, the Fund normally invests at least 65% of its assets in equity securities. These securities include common and preferred stocks, and other securities, such as convertible securities, warrants and stock options, having equity characteristics. A portion of the Fund's assets may be invested in bonds and other types of debt obligations. The Fund may also invest a portion of its assets in shares of exchange traded funds ("ETFs") and other similar instruments that represent beneficial ownership interests in specific "baskets" of stocks. In addition, the Fund may effect short sales of ETF shares and shares of other similar instruments. In managing the Fund's portfolio, the investment adviser attempts to achieve superior returns in rising markets and to preserve capital in declining markets.

How the Investment Adviser Selects Investments

     The Fund follows a value investment strategy. This means that the investment adviser uses fundamental research such as balance sheet and return-on-equity analysis, and looks for securities that are undervalued relative to their potential for growth. The investment adviser focuses on companies it believes have the potential to produce above-average returns, sales and asset growth. It also seeks to identify companies that may be involved in "special situations" which may increase the value of the company's stock. Special situations include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger, reorganization or the sale of a division, the spin-off of a subsidiary, division or other substantial assets, or a third-party or issuer tender offer.

Investments in Smaller Companies

     The Fund's investments are made without regard to the size of issuers. As a result, a significant portion of the Fund's assets may be invested in companies with smaller market capitalizations.


                                   MAIN RISKS

     An investment in the Fund is subject to certain risks. The value of the Fund's investments increase or decrease. This will cause the value of the Fund's shares to increase or decrease. You may lose money on your investment in the Fund.

Investments in Equity Securities

     Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund's investments, regardless of the performance or expected performance of companies in which the Fund invests. There is also a risk that the investment adviser's judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. Special situations involve risks that the contemplated transactions will be abandoned, revised, delayed or that an anticipated event will not occur. This can result in the market price of securities declining.

Investments in Smaller Companies

     Investments in smaller capitalization companies involve additional risks. The value of securities issued by small and medium capitalization companies tends to be more vulnerable to adverse developments specific to the company or the industry, or the securities markets generally, than the securities of larger capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.

Investments in Bonds and Similar Securities

     Investments in bonds and other debt obligations pose different risks. The value of fixed income securities generally will fall if interest rates rise. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. The Fund is not restricted as to the maximum maturities of fixed income securities in which it may invest. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Options, Warrants and Short Sales

     Investments in options, warrants and short sales are speculative and involve substantial risk, including the risk of a complete loss of the value of the investment.



Other Risks Associated with Your Investment

     The Fund may invest in various derivative instruments, both to hedge its portfolio and to increase returns, when the investment adviser determines, consistent with the Fund's investment objective, that use of these instruments is appropriate. These investments may be considered speculative. There is the risk that they may significantly reduce returns or increase the volatility of the Fund.


                                PAST PERFORMANCE

     The two tables below show information about the Fund's annual return. The first table shows how the Fund's performance has varied in the first six calendar years of its operation. The second table shows how the Fund's performance before and after taxes during the last year and since inception compares to that of the S&P 500(TM) Index, a widely recognized, unmanaged index of stocks frequently used as a general measure of U.S. stock market performance. These tables allow you to compare the Fund's performance to the performance of other mutual funds or with the performance of the U.S. securities markets generally. The information shown assumes reinvestment of dividends and distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


                            Year-to-Year Total Return
                              As of 12/31 Each Year


1997:   21.10%*
1998:    1.40%
1999:   10.77%
2000:    8.12%
2001:    3.46%
2002:  -12.57%

During the period shown on the chart:

Best Quarter:     16.72%  (quarter ending 12/31/98)
Worst Quarter:   -17.33%  (quarter ending 9/30/98)


The Fund's total return for the most recent quarter ended March 31, 2003 was -1.25%.

                          Average Annual Total Returns
                        For the Periods Ended 12/31/2002

                                                  Life of the
                            1 Year     5 Years      Fund(1)
                          ----------- ----------- -------------
                           -12.57%       1.90%        5.16%

Return Before Taxes

Return After Taxes on
Distributions              -12.65%       1.81%        5.08%

Return After Taxes on
Distributions and Sale
of Fund Shares              -7.72%(3)    1.48%        4.18%

S&P 500 Index(2)           -22.10%      -0.59%        3.12%



--------------------------------------------------------------------------------
*        From commencement of operations on 5/1/97 through 12/31/97.
(1)      From commencement of operations on 5/1/97 through 12/31/2002.
(2)      Reflects no deduction for fees, expenses or taxes.
(3) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than other 1-Year return figures due to the tax benefit of losses realized by the Fund.


                                FEES AND EXPENSES

     This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

           Shareholder Fees (fees paid directly from your investment):
                Maximum Sales Charge (Load)
                   Imposed on Purchases (as a percentage
                   of offering price).......................       NONE
                Maximum Deferred Sales Charge (Load)               NONE
                Maximum Sales Charge (Load) Imposed on
                Reinvestment of Dividends...................       NONE
                Redemption Fees.............................       NONE
                Exchange Fees...............................       NONE

           Annual Fund Operating Expenses (expenses that are deducted from fund assets) (as a percentage of average net assets):
                Management Fee..............................         2.00%(1)
                Distribution and Service (12b-1) Fees(2)....         0.75%
                Other Expenses..............................         0.51%
                                                                     -----
                Total Annual Fund
                   Operating Expenses.......................         3.26%(3)

----------

(1) The basic fee paid by the Fund to the investment adviser is computed at the annual rate of 1.25% of the average net assets of the Fund and is subject to increase or decrease by as much as 0.75% based upon the investment performance of the Fund in relation to the percentage change in the S&P 500 Index. As a result, the maximum management fee that the Fund could pay to the investment adviser is 2.00% of average net assets and the minimum is 0.50%. See "MANAGEMENT OF THE FUND -- Investment Adviser."

(2) Pursuant to a Distribution Plan, fees of 0.50% are used for distribution services and fees of 0.25% are used for shareholder services. As a result of fees paid by the Fund pursuant to its Distribution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. See "DISTRIBUTION PLAN."

(3) Depending on the performance of the Fund relative to the S&P 500 Index, total Fund operating expenses could range from 1.76% to 3.26% of average net assets.


Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example is based upon Total Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes: (1) that the Fund's hypothetical investment performance of 5% annually for the relevant periods was the same as the percentage changes in the S&P 500 Index during those periods, (2) that there was no change in Fund expenses, and (3) that you reinvested all of your dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year       3 Years        5 Years      10 Years
                                $329       $1,004         $1,702       $3,558


                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table describes the Fund's financial performance for the past five fiscal years indicated. It is intended to help you understand the Fund's financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. Their report, along with the Fund's financial statements, is available without charge upon request.


                                        Year Ended    Year Ended    Year Ended    Year Ended  Year Ended
                                        October 31,   October 31,   October 31,   October 31, October 31,
                                           2002          2001          2000          1999        1998
                                        ------------- ------------- ------------- ---------- ------------

Per share data:(1)
Net asset value, beginning of year        $28.16        $ 29.25        $ 25.29       $ 21.93     $ 23.39
                                          ------        -------        -------       -------     -------
Income from Investment Operations:
Net investment income (loss)               (0.39)(2)      (0.35)(2)      (0.16)(2)      0.16        0.03
Net realized and unrealized gain (loss)    (1.41)         (0.74)          4.26          3.28       (1.49)
                                          ------        --------       -------       -------     --------
on investments
Total from investment operations           (1.80)         (1.09)          4.10          3.44       (1.46)
                                                          ------          ----          ----       ------
Less distributions:
Dividends from net investment income        -               -            (0.14)        (0.08)          -
                                        --------      ----------         ------        ------     -------
Net asset value, end of year              $26.36        $ 28.16        $ 29.25       $ 25.29     $ 21.93
                                          ======        =======        =======       =======     =======
Total return                               (6.39)%        (3.73)%        16.28%        15.69%      (6.24)%
Supplemental data and ratios:
Net assets, end of year (000's)         $126,870       $118,463       $119,498      $121,704    $118,656
Ratio of expenses to average net assets     3.26%(3)       3.18%(3)       2.38%         1.59%       1.88%
Ratio of net investment income (loss)
to average net assets                      (1.38)%(4)    (1.23)%(4)     (0.55)%        0.64%       0.17%
Portfolio turnover rate                    21.68%          3.58%         24.23%        18.18%       3.45%

----------------------------------------------------------------------------------------------------------

(1) Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.
(2) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3) The operating ratio included dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2002 and October 31, 2001 were 3.11% and 3.11%, respectively.
(4) The net investment income ratio included dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2002 and October 31, 2001 were (1.23%) and (1.16)%, respectively.


                       COMPARATIVE PERFORMANCE INFORMATION


     The personnel of the investment adviser who are primarily responsible for managing the Fund's investments are the same individuals who, acting directly or through affiliates of the investment adviser (the "Granum Advisers"), are also responsible for providing investment advice to other investment funds, including other investment funds that are not registered under the Investment Company Act of 1940 (collectively, the "Other Funds"). See "MANAGEMENT OF THE FUND -- Investment Adviser." The investment objectives, policies and strategies of the Other Funds are substantially similar to those of the Fund. However, unlike the Other Funds, the Fund does not borrow money from banks or brokers to purchase investments. The investment adviser uses investments and transactions in options, short sales and other investment techniques to achieve investment exposures for the Fund that are substantially similar to those that could be obtained through the use of borrowings when, in the judgment of the investment adviser, such action is warranted by prevailing investment conditions and consistent with the investment objective of the Fund.

     The composite investment performance of the Other Funds, for the period March 5, 1990 through April 30, 1997, is set forth below. During that period, the persons who have been primarily responsible for managing the Fund's investments were primarily responsible for managing the investments of the Other Funds. The information for the Other Funds is provided solely to illustrate the historical performance achieved by the personnel of the investment adviser in managing investment funds having the same investment objective as the Fund as compared to the investment return of a broad based market index. It is important to recognize that the fees and expenses of the Other Funds and those of the Fund differ. The investment performance of the Fund has differed from the performance of the Other Funds. In addition, the past performance of the Other Funds should not be viewed as indicative of the Fund's future investment performance. Unlike the Fund, certain of the Other Funds are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code, which, if applicable, might have adversely affected the past performance of the Other Funds. Past performance does not guarantee future results.


     The following data should be read in conjunction with the accompanying notes.


                                        Composite of Other Composite of Other           Aggregate Net
                                          Funds Based on   Funds Based on the  S&P 500  Assets of Other
               Year                        Actual Fees(1)     Fund's Fees(2)   Index(3)    Funds(4)

              1990(5)                           2.4%               1.9%           1.4%      $26
              1991                             49.4%              60.0%          30.4%       47
              1992                             16.6%              19.1%           7.6%       82
              1993                              8.3%               9.4%          10.1%      162
              1994                            -15.1%             -15.4%           1.3%      153
              1995                             47.5%              53.1%          37.6%      215
              1996                             36.8%              44.2%          23.0%      340
              1997                              5%                 5.6%           8.8%      388

Cumulative Return(6) 1990-1997                247%               319%           192%

Compound Annual Rate of Return 1990-1997       19%                22%            16%
Performance record begins March 5, 1990

------------------------------------------------------------------------------------------------------

NOTES

(1) The above returns of the Other Funds are net of all fees (including a 1% management fee) and expenses and 20% incentive allocations or fees to the advisers of the Other Funds. The composite is a weighted average of the monthly total returns of the Other Funds for the periods indicated. The returns are based upon the results an investor would have achieved on an investment made at the commencement of each of the Other Fund's operations and reflect the Other Fund's investment results attributable to Granum Advisers' management of the assets of such funds. Except for the performance information of one account, the effect of which on the composite returns shown is immaterial, this information is based upon audited financial statements for each period.

(2) The rates of return of the Other Funds have been modified to reflect the investment performance of the Other Funds assuming the fees and estimated expenses of the Fund. The composite is a weighted average of the monthly total returns of the Other Funds for the periods indicated. The returns are based on the results an investor would have achieved on an investment made at the commencement of each of the Other Fund's operations. This presentation of the modified rates of return of the Other Funds should not be viewed as indicative of the Fund's future investment performance.

(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks and is considered to be generally representative of the U.S. large cap stock market on a whole. The performance data for the S&P 500 Index is provided for comparison purposes. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for the brokerage commissions or other fees required to invest in those stocks. The Fund and the Other Funds do not restrict their investments to securities included in the S&P 500 Index.

(4)  As of the end of the period, in millions.

(5) Returns for 1990 are for the period March 5, 1990 (date of inception) of the Granum Advisers' first investment vehicle through December 31, 1990.

(6) Cumulative return is calculated by using a compounded, time-weighted return and is the return that would have been earned on an investment in the Other Funds on their inception date through April 30, 1997.


                              MORE ABOUT THE FUND'S
                          INVESTMENT AND RELATED RISKS


     The Fund may use various investment instruments and practices in pursuing its investment program. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

     You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved. Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares, and thus the Fund's total return to shareholders.

Equity Securities

     The Fund's investments in equity securities may include investments in common stocks and preferred stocks of U.S. and foreign issuers. The Fund may also purchase securities that have equity characteristics, such as convertible securities, warrants and stock options. The value of equity securities varies in response to many factors. Factors specific to a company, such as certain decisions by management, lower demand for its products or services, or even loss of a key executive, could result in a decrease in the value of the company's securities. Factors specific to the industry in which a company participates, such as increased competition or costs of production or consumer or investor perception, can have a similar effect. The value of a company's stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or consumer confidence, that are unrelated to the company itself or its industry. The Fund's focus on value stocks carries additional risks. As a group, value stocks tend to go through cycles of relative underperformance and out-performance in comparison to common stocks generally. These cycles have in the past lasted for periods of several years. These factors and others can cause significant fluctuations in the prices of securities in which the Fund invests and can result in significant losses.

Smaller Companies

     The Fund may invest in the securities of issuers having smaller market capitalizations than the issuers in which many other mutual funds invest. Investments in smaller companies are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about smaller companies than there is for larger, more established issuers, making it more difficult for the investment adviser to analyze the value of the company in relation to its potential for growth. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

Exchange Traded Funds

     The Fund may invest in exchange traded funds ("ETFs") and other similar instruments if the investment adviser chooses to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure.

     ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks designed to track the performance of a particular index. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs are not registered as investment companies. ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument.

Fixed Income Securities

     The Fund may invest a portion of its assets in bonds and other debt obligations, including such securities issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade debt securities and non-investment grade debt securities (including junk bonds).

     All debt securities are subject to certain risks. One risk is whether the issuer will be able to meet principal or interest payments. Another risk is that the prices of debt securities will generally decline as interest rates rise. The prices of debt securities may also decline as a result of market perception of the creditworthiness of the issuer and general market liquidity.

     Non-investment grade securities, especially junk bonds, which are highly speculative investments, are also more sensitive to these risks, particularly credit risk. Also, the markets for non-investment grade securities may be thinner and less active than for investment grade securities. For these reasons, the Fund will not invest more than 20% of the value of its total assets in non-convertible fixed income securities that are not investment grade.



Short Sales

     The Fund may effect short sales of ETF shares and other instruments to hedge against a market downturn. A short sale involves the sale of ETF shares (or other securities) that the Fund does not own in anticipation of purchasing the shares (or securities) in the future at a lower price. If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

Foreign Securities

     The Fund is permitted to invest up to 20% of the value of its total assets in equity and fixed income securities of foreign issuers. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in the investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

Illiquid Securities

     The Fund may invest up to 15% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. For this reason, illiquid securities involve the risk that the Fund will not be able to sell them when desired or at a favorable price.

Options and Warrants

     Options and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. The Fund may, but is not obligated to, engage in options transactions. It may invest in warrants and options for profit opportunities. It may also use options to hedge the portfolio. The Fund will write only covered call or covered put options. The Fund may trade in options on securities, options on securities indices and foreign currency options. It may also invest in warrants and rights.

     A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

     Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

     The use of derivative instruments like options, rights and warrants can increase the volatility of the Fund's portfolio. They may entail investment exposures that are greater than their costs would suggest. This means that a small investment in these instruments could have a large potential positive or negative impact on the Fund's performance. If the Fund invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Fund's return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in their prices, which could also cause losses to the Fund.

Temporary Defensive Investments
     During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and money market mutual funds, or it may hold cash. The Fund will not be pursuing its goal of capital appreciation in these circumstances. The Fund may also hold these investments for liquidity purposes.

Other Investments

     The Fund may make other types of investments, including investments in other derivative instruments, and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks, are described in the Statement of Additional Information.

Risk Associated with Compensation to Investment Adviser

     The compensation that may be payable by the Fund to the investment adviser may under certain circumstances be higher than the compensation paid by most other mutual funds with similar investment objectives. The compensation actually paid to the investment adviser will increase or decrease depending on the Fund's performance versus the S&P 500 Index. This may create an incentive for the investment adviser to make riskier investments than it might make absent this compensation arrangement.


                             MANAGEMENT OF THE FUND

     The Board of Trustees of Granum Series Trust (of which the Fund is a series) (the "Trust") is responsible for supervising the operations and affairs of the Fund. The Trust's officers, who are all members, partners, officers or employees of the investment adviser, the Fund's distributor or their affiliates, are responsible for the daily management and administration of the Fund's operations.

Investment Adviser


     The investment adviser of the Fund is Granum Capital Management, L.L.C., 126 East 56th Street, 25th Floor, New York, New York 10022. Lewis M. Eisenberg and Walter F. Harrison, III control the investment adviser and serve as its managing members. Subject to the overall supervision of the Board of Trustees, the investment adviser manages the investment operations of the Fund in accordance with the Fund's investment objective and policies and formulates a continuing investment strategy for the Fund. The investment adviser has established an investment committee (the "Investment Committee"), comprised of Messrs. Eisenberg and Harrison and Mr. Lawrence Zuriff, to perform these functions. Messrs. Eisenberg and Harrison are primarily responsible for implementing the Investment Committee's determinations and managing the Fund's investments.


     Lewis M. Eisenberg graduated from Dartmouth College in 1964 and received an M.B.A. from Cornell University in 1966. He has served as a founding partner and portfolio manager of the investment adviser of one of the Other Funds since it commenced operations in 1990, and has provided investment advice to the Other Funds since their inception. From 1966 to 1989, Mr. Eisenberg was associated with Goldman, Sachs & Co. ("Goldman, Sachs"). While at Goldman Sachs, Mr.
Eisenberg became a general partner of the firm, was co-head of the Equities Division and served on the Sales, Trading and Research Policy Committee, the Budget Committee and the International Equity Policy Committee, among others.

     Walter F. Harrison, III graduated from Dartmouth College in 1966 and received an M.B.A. in 1969 from the Amos Tuck School of Business Administration. He has served as a founding partner and portfolio manager of the investment adviser of one of the Other Funds since it commenced operations in 1990, and has provided investment advice to the Other Funds since their inception. From 1971 to 1980, Mr. Harrison was associated with A.W. Jones & Associates and A.W. Jones Co., two investment limited partnerships (collectively, "A.W. Jones"). During his tenure with A.W. Jones, Mr. Harrison became a managing general partner and was a member of the Policy Committee, set guidelines for equity exposure, and performed extensive work on equities valuation techniques. From 1980 to 1983, Mr. Harrison was senior vice president and a principal of Brokaw Capital Management Co., Inc., and from 1983 to 1989, Mr. Harrison was associated with Siebel Capital Management.


     Lawrence Zuriff graduated from Brown University in 1989, and received an M.A. from Johns Hopkins University School of Advanced International Studies in 1993. Prior to 1996, Mr. Zuriff served as a Vice President at a special situation investment fund and as a growth equity analyst at an affiliate of the investment adviser. From 1996 to February 1999, Mr. Zuriff served as a Technology Analyst at Weiss, Peck and Greer ("WPG"). Thereafter, Mr. Zuriff served as the president and sole portfolio manager of the WPG-Tudor Fund and the head of the Small-Cap Growth Equity team at WPG until October 2000. From January 1, 1997 to October 2000, Mr. Zuriff also served as a Managing Director at WPG. Since October 2000, Mr. Zurif has served as portfolio manager for investment funds affiliated with Other Funds.


     The advisory personnel of the investment adviser are all persons who are members or employees of the investment advisers to the Other Funds, which are under common control with the investment adviser to the Fund. In their capacities with such advisers or as general partners, these persons have provided investment advisory services to clients, including the Other Funds, and as of December 31, 2002, manage investment portfolios with assets in excess of $530 million.

Investment Adviser Fees

     The Fund pays the investment adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"). This Basic Fee is increased or decreased monthly (the "Monthly Performance Adjustment") depending on the investment performance of the Fund (including dividends and other distributions) relative to the investment performance of the S&P 500 Index (including dividends and any cash distributions paid by companies included in the index). The Monthly Performance Adjustment will be 15% of the difference between the percentage investment performance of the Fund and the percentage investment performance of the S&P 500 Index, each measured over the preceding 12 calendar months (the "Measurement Period"), but may not be more than +0.75% or --0.75%. This adjustment will result in monthly compensation computed at annual rates ranging from 0.50% to 2.00% of the Fund's net assets. For example, if the investment performance of the Fund is 12% and the investment performance of the index is 10% for the Measurement Period, the Basic Fee will be adjusted upward by 0.30% to 1.55%. Conversely, if the performance of the Fund is 10% and the performance of the index is 12% for the Measurement Period, the Basic Fee will be adjusted downward by 0.30% to 0.95%.

     The following table further illustrates how the advisory fee would vary under this arrangement:

Percentage Point Difference Between Fund               Monthly        Total
 Performance (Net of Advisory Fees) and    Basic     Performance    Advisory
   Percentage Change in S&P 500 Index     Fee (%)   Adjustment (%)   Fee (%)
----------------------------------------  -------   --------------   -------
                   +5                     1.25          +0.75        2.00
                   +4                     1.25          +0.60        1.85
                   +3                     1.25          +0.45        1.70
                   +2                     1.25          +0.30        1.55
                   +1                     1.25          +0.15        1.40
                    0                     1.25           0.0         1.25
                   -1                     1.25          -0.15        1.10
                   -2                     1.25          -0.30        0.95
                   -3                     1.25          -0.45        0.80
                   -4                     1.25          -0.60        0.65
                   -5                     1.25          -0.75        0.50

     The table assumes that the differences between the Fund's performance and the percentage change in the S&P 500 Index are exactly the percentages set forth in the first column above. However, as discussed above, the Monthly Performance Adjustment is computed as a specified percentage (15%) of the percentage point difference between the Fund's performance and that of the S&P 500 Index. For example, if the percentage point difference in performance was +1.3, the Monthly Performance Adjustment would be +0.19% and the total advisory fee would be 1.44%.

     The investment advisory fees payable by the Fund may be higher than the fees paid by most other mutual funds with similar investment objectives.

                                  FUND EXPENSES


     The Fund pays all of its expenses other than those expressly assumed by the investment adviser or by the distributors of the Fund's shares. Expenses of the Fund are deducted from the Fund's total income before dividends are paid. The Fund's expenses include, but are not limited to, the following: fees paid to the investment adviser and the Fund's administrator; payments pursuant to the Fund's distribution plan (see "DISTRIBUTION PLAN"); fees of the Fund's independent accountants, custodian and transfer agent and certain related expenses; taxes; organization costs; brokerage fees and commissions; interest; costs incident to meetings of the Board of Trustees of the Trust and meetings of the Fund's shareholders; costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; legal fees and disbursements; fees payable to federal and state regulatory authorities; fees and expenses of Trustees who are not affiliated with the investment adviser, the distributors or the administrator; and any extraordinary expenses.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and distributions will generally be paid once a year. They will be reinvested in the Fund unless you instruct the Fund otherwise. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the investor's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

     The Fund intends to qualify as a regulated investment company for federal tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.

     Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Fund and whether or not you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund's net investment income (which would include short-term capital gains) are taxable as ordinary income. Distributions of long-term capital gains generally are taxable at the (federal) rate of 10% (8% for long-term capital gains from the sale of assets held by the fund more than five years) if you are in the 15% tax bracket, or 20% if you are in the 27% tax bracket or above. In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

     The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

     The Fund's transactions in options, short sales and forward contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     The above discussion provides very general information only. You should always consult your tax professional about federal, state and local tax consequences associated with your investment in the Fund.


                                HOW TO BUY SHARES

     You may purchase Fund shares at the net asset value per share next computed after receipt of your purchase order and payment. See "Share Price," below. You pay no sales charge when you purchase or redeem shares. However, the Fund's distributors and securities dealers that sell shares of the Fund receive compensation from the Fund for their services. See "DISTRIBUTION PLAN." You will not receive any stock certificate evidencing your purchase of Fund shares, but will instead receive written confirmation of each transaction and quarterly statements showing account balances.

     The minimum initial investment in the Fund is $5,000. If you invest at least $5,000 in the Fund for a single account (including, among others, a 401(k) retirement account), the minimum initial investment requirement will not apply to additional accounts that are opened by you or your spouse. Subsequent investments in an account may be made in any amount of $1,000 or more. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time.

     In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent 1-888-5-GRANUM (547-2686) if you need additional assistance when completing your application.


Purchase By Mail

     You may purchase shares by sending a check, together with a completed Account Application in the case of an initial investment, to

       Granum Value Fund,
       c/o U.S. Bancorp Fund Services, LLC,
       615 East Michigan Street, 3rd Floor,
       Milwaukee, WI 53202.

     Subsequent investments should be accompanied with an investment slip (which will be enclosed with confirmations and statements and which will also be available upon request from the Fund's distributors or the Fund's transfer agent).The Fund will not accept payment in cash or third party checks. All checks should be made payable to the Fund or U.S. Bancorp Fund Services as the Fund's agent. All checks must be drawn on a Bank located within the United States and must be payable in U.S. dollars. Always write your Fund account number on the check.

     All checks are accepted subject to collection. In the event your check does not clear, the Fund will hold you liable for the full amount of any decrease in the value of the shares that have been issued and for any collection costs incurred by the Fund. Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to 15 days from the transfer agent's receipt of your check. This delay can be avoided if shares are purchased by wire and will also not apply if there are sufficient other shares in your account from which to satisfy the requested redemption. U.S. Bancorp Fund Services, LLC will charge a $25 fee for any returned check.

Purchase By Wire

     You may purchase shares by wiring federal funds. To send a wire payment, you should have your bank transmit federal funds to:

       U.S. Bank, N.A.,
       777 East Wisconsin Avenue,
       Milwaukee, WI 53202,
       ABA # 042000013,
       Credit: U.S. Bancorp Fund Services, LLC,
       Acct# 112952137,
       Attn.: Granum Value Fund, Account Number,
       Account Name (Name of Investor).

In the case of an initial investment, you should obtain an account number by calling 1-888-5-GRANUM (547-2686) before wiring funds. A completed Account Application, including your account number, should be submitted promptly after wiring federal funds for an initial investment. Your bank may charge a fee to wire funds.

Purchase By Telephone

     By using the Fund's telephone purchase option you may move money from your bank account to your Fund account at your request by calling 1-888-5-GRANUM. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have your shares purchased at the net asset value determined as of the close of regular trading on a given date, the Fund's transfer agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of Fund shares. The minimum amount that can be transferred by telephone is $100.

Purchase By Automatic Investment

     If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule you select (e.g., monthly, bimonthly or quarterly) in any amount subject to a $100 minimum. Your Fund account must be established at the minimum initial investment level before the Automatic Investment Plan goes into effect.

     For further information regarding the procedures to be used in purchasing shares, you may contact either of the Fund's distributors or your securities dealer, or call 1-888-5-GRANUM (547-2686).

     Please be sure to submit a completed account application with all initial purchases. An account application must be on file with the transfer agent in order to redeem shares.

Share Price

     Net asset value per share is determined once daily as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. The Fund calculates net asset value per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund's investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined by the investment adviser in accordance with procedures adopted by the Board of Trustees. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.


                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund at any time. Your shares will be redeemed at their current net asset value per share next computed after receipt of your redemption request in proper form. See "HOW TO BUY SHARES -- Share Price." No charges are imposed in connection with redemptions. The value of the shares redeemed may be more or less than their original cost, depending upon changes in the Fund's net asset value per share.

     The Fund normally makes payment for all shares redeemed within seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check has cleared, which may take up to 15 days. Shares may not be redeemed unless you have submitted a completed Account Application which is on file with the transfer agent.

     The Fund reserves the right to redeem at its option, upon not less than 45 days' written notice, the account of any shareholder that, as a result of a redemption of shares, has a value of less than $5,000 as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $5,000 during the notice period.

     Shares of the Fund may be redeemed by using one of the procedures described below. For further information regarding redemption procedures, you may contact either of the Fund's distributors or your securities dealer, or call 1-888-5-GRANUM (547-2686).

Written Redemption Requests

       You may redeem shares by mailing a written request to:

       Granum Value Fund,
       c/o U.S. Bancorp Fund Services, LLC,
       615 East Michigan Street, 3rd Floor,
       Milwaukee, WI 53202.

     A written request must be signed by each shareholder, including each owner of a joint account. Each signature must be guaranteed for redemptions exceeding $50,000. The transfer agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call 1-888-5-GRANUM (547-2686).

     The proceeds of a written redemption request will normally be paid by check made payable to the shareholders of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. A $15 wire fee will be deducted from your account.

Telephone Redemption Requests

     You may redeem shares by telephone request if you have elected to have this option. You may place a telephone redemption request by calling 1-888-5-GRANUM (547-2686). The proceeds of telephone redemptions in the amount of $1,000 or more will be wired to your account at any member bank of the Federal Reserve System which you have previously designated. Otherwise redemption proceeds will be paid by check.

     During times of extreme economic or market conditions, you may experience difficulty in contacting the transfer agent by telephone to request a redemption. In such cases, you should consider using a written redemption request sent by overnight service to:

       Granum Value Fund,
       c/o U.S. Bancorp Fund Services, LLC,
       615 East Michigan Street, 3rd Floor,
       Milwaukee, WI 53202.

Using this procedure may result in your redemption request being processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the Fund's net asset value may fluctuate.

     By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the transfer agent will be liable for any losses due to unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period.


                                DISTRIBUTION PLAN

     The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the distribution plan, the Fund makes payments to Mercer Allied Company, L.P. and Granum Securities, L.L.C., the distributors of the Fund's shares, for services they provide in connection with the sale of shares to investors ("Distribution Services") and for the furnishing of account related services by the distributors and securities dealers to shareholders ("Shareholder Services"). Shareholder Services provided by the distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.

     The Fund pays monthly fees to each distributor for Distribution Services and Shareholder Services. The fee for Distribution Services is computed at the annual rate of 0.50% of the average net assets of the Fund. The fee for Shareholder Services is computed at the annual rate of 0.25% of the average net assets of the Fund. The fees to each distributor are based on the value of shares held by persons who have purchased shares through that distributor or through broker-dealers that have entered into selling agreements with that distributor. From this compensation, the distributors make payments to securities dealers whose customers have purchased shares of the Fund.

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


                          FUND PERFORMANCE INFORMATION

     Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance may be calculated on the basis of average annual total return or total return.

     Average annual total return is calculated using a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include quotations of average annual total return for one, five and ten year periods, depending upon the length of time during which the Fund has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as published ratings and rankings, may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the S&P 500 Index, the Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.


                               GENERAL INFORMATION



Distributors

     Mercer Allied Company, L.P. and Granum Securities, L.L.C. serve as co-distributors of shares of the Fund. The principal business address of Mercer Allied is One Wall Street, Albany, New York 12205. The principal business address of Granum Securities is 126 East 56th Street, Twenty-fifth Floor, New York, New York 10022. Granum Securities is an affiliate of, and is under common control with, the Fund's investment adviser.

Transfer Agent

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the Fund's transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the transfer agent with any questions regarding their transactions in shares of the Fund and account balances.

Custodian

     U.S. Bank, N.A. serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund's investments in securities depositories and with subcustodians approved by the Fund.


                               INVESTMENT ADVISER

                        Granum Capital Management, L.L.C.
                              126 East 56th Street
                               Twenty-fifth Floor
                            New York, New York 10022

                                  DISTRIBUTORS

                              Mercer Allied Company
                                 One Wall Street
                             Albany, New York 12205

                            Granum Securities, L.L.C.
                              126 East 56th Street
                               Twenty-fifth Floor
                            New York, New York 10022

                                ADMINISTRATOR AND
                                 TRANSFER AGENT

                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                    3rd Floor
                           Milwaukee, Wisconsin 53202

                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                   INDEPENDENT
                                   ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                            100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL

                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022



FOR MORE INFORMATION

     For more information about the Fund, the following documents are available free upon request:

     Annual/Semi-Annual Reports - Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     Statement of Additional Information (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

     To obtain free copies of the annual or semi-annual report or the SAI or discuss questions about the Fund:

     By  Telephone  -  Call  your  securities  dealer  or  call   1-888-5-GRANUM
(547-2686)

     By Mail - Write to: Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202

     From the SEC - Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                    Investment Company Act File Number 811-08029





                                   PROSPECTUS

                                     GRANUM
                                      VALUE
                                      FUND


                                  March 1, 2003
                          (As Supplemented May 8, 2003)